SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the Securities
                        Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 1996

                           Applied Computer Technology, Inc.
               (Exact name of registrant as specified in its charter)

             Colorado                  0-26826        84-1164570
       (State or other jurisdiction  (Commission  (I.R.S. Employer)
           of incorporation)         File Number)  Identification No.)


             2573 Midpoint Drive, Fort Collins, Colorado    80525
            (Address of Principal executive offices)    (Zip code)
Registrant's telephone number, including area code   (970) 490-1849

                                       N/A
          Former Name or Former Address, If Changed Since Last Report

                               Page 1 of 3 Pages
                          Exhibit Index is on Page 2.
ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

    1.   Effective September 9, 1996 Brock and Company CPAs, P.C.
declined to stand for reelection as the Company's Independent
Certified Public Accountants.

    2. The report of Brock and Company CPAs, P.C. on the financial statements of the Company for the years ended December 31, 1994 and 1995 did not contain an adverse opinion or a disclaimer of opinion nor was this report qualified or modified in any respect.

    3. During the Company's two most recent fiscal years and the subsequent interim period prior to September 9, 1996, there were no disagreements with Brock and Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Brock and Company would have caused them to make reference to the subject matter of the disagreement in connection with their reports.
ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits

              Number      Name                          Page Reference


                 16       Letter Regarding Change
                          in Certifying Accountant




                               SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
DATE:

September 16, 1996                 APPLIED COMPUTER TECHNOLOGY, INC.
                                   By /s/ Robert Oliphant
                                   Robert Oliphant, Chief Financial
                                           Officer and Treasurer